UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

October 3, 2012

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

14100 NW 57th Court Miami Lakes, Florida		33014
(Address of principal executive offices)		(Zip Code)

(305) 418-2320

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On October 3, 2012 (the “Effective Date”), ERBA Diagnostics, Inc., a Delaware corporation (“ERBA” or the “Registrant”), acquired all of the issued and outstanding shares (the “Shares”) of capital stock of Drew Scientific, Inc., a Delaware corporation (together with its subsidiaries, “Drew Scientific”) from Drew Scientific Inc., a Texas corporation (the “Seller”), a subsidiary of Escalon Medical Corp., a Pennsylvania corporation (“Escalon”), pursuant to a Stock Purchase Agreement dated the Effective Date as entered into by and among, ERBA, Seller and Escalon (the “Stock Purchase Agreement”).

The purchase price paid by the Registrant for the Shares (the “Purchase Price”) was $6,500,000, which was funded through the purchase by ERBA Diagnostics Mannheim GmbH (“ERBA Mannheim”) from the Registrant of 8,666,667 shares of the Registrant’s common stock at a purchase price of $0.75 per share pursuant to the terms of the Stock Purchase Agreement, as amended on December 29, 2011 and October 3, 2012.

The $6,500,000 advanced by ERBA Mannheim in September 2012 has been classified as an advance from stockholder on the accompanying condensed consolidated balance sheet of ERBA as of September 30, 2012.

Item 9.01 – Financial Statements and Exhibits

On October 3, 2012, the Registrant filed a Current Report on Form 8-K (the “Original Filing”) to report the Registrant’s acquisition of Drew Scientific from the Seller. This Form 8-K/A is being filed to amend the Original Filing to provide the required financial statements and pro forma financial information described under Item 9.01 below.

The accompanying unaudited pro forma consolidated financial information presents the historical financial information of the Registrant and the Seller. The pro forma financial information is presented for information purposes only. Such information is based upon the standalone historical results of each company and does not reflect the actual results that would have been reported had the acquisition been completed when assumed, nor is it indicative of the future results of operations for the combined enterprise:

•	The unaudited pro forma consolidated balance sheet of the Registrant as of September 30, 2012 is presented as if the acquisition occurred as of the date of the balance sheet.
•	The unaudited pro forma consolidated statement of operations of the Registrant for the six-month period ended June 30, 2012 gives effect to the acquisition and certain adjustments that are directly attributable to the acquisition as if the transaction occurred as of the earliest date of the period presented.
•	The unaudited pro forma consolidated statement of operations of the Registrant for the year ended December 31, 2011 gives effect to the acquisition and certain adjustments that are directly attributable to the acquisition as if the transaction occurred as of the earliest date of the period presented.

In the opinion of management of the Registrant, all adjustments and/or disclosures necessary for a fair presentation of the pro forma data have been made. These pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the acquisition actually been consummated as of the dates indicated or of the results that may be obtained in the future.

These unaudited pro forma consolidated financial statements and notes thereto should be read in conjunction with the Registrant’s historical consolidated financial statements and the notes thereto included in the Registrant’s Form 10-K for the year ended December 31, 2011 and Form 10-Q for the quarter ended September 30, 2012 and with Escalon’s historical audited consolidated financial statements and the notes thereto for its fiscal year ended June 30, 2012.

The unaudited pro forma consolidated financial information does not include the effects of the acquisition accounting adjustments that will be required by accounting principles generally accepted in the United States of America (“GAAP”). The acquisition accounting for certain items, including property and equipment and identifiable intangible assets, is dependent upon certain valuations that have not progressed to a stage where there is sufficient information for a definitive measurement. The Purchase Price will be allocated among the fair values of the assets acquired and liabilities assumed based upon their estimated fair values as of the acquisition date. Any excess of the Purchase Price over the fair value of the Seller’s identifiable net assets will be recorded as goodwill. The final allocation is dependent upon the completion of the aforementioned valuations, which are expected to be completed by the deadline for filing the Registrant’s Form 10-K for the year ended December 31, 2012. The actual amounts recorded may differ materially from the information presented in the accompanying unaudited pro forma consolidated financial information and those differences could have a material impact on the unaudited pro forma consolidated financial information and the consolidated enterprise’s future results of operations and financial performance. Additionally, the unaudited pro forma consolidated financial information does not reflect the cost of any integration activities or benefits from synergies that may be derived from any integration activities, nor do the unaudited pro forma consolidated statements of operations include the effects of any other items directly attributable to the transaction that are not expected to have a continuing impact on the combined results of operations.

(a) Financial Statements of Businesses Acquired: The audited consolidated financial statements of Drew Scientific, Inc., and Subsidiaries (a carve-out of Escalon Medical Corp. and Subsidiaries) for the year ended June 30, 2012, including the notes to such financial statements, are incorporated herein by reference to Exhibit 99.1.

(b) Pro Forma Financial Information: The pro forma financial information of ERBA Diagnostics, Inc. and Drew Scientific, Inc., including the pro forma balance sheet as of September 30, 2012, the pro forma consolidated statement of operations for the twelve months ended December 31, 2011 and the pro forma combined condensed statement of operations for the six months ended June 30, 2012, including the notes to such pro forma financial information, is incorporated herein by reference to Exhibit 99.2.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Mayer Hoffman McCann, P.C.

99.1	Drew Scientific, Inc. and Subsidiaries (a carve-out of Escalon Medical Corp. and Subsidiaries) audited consolidated financial statements for the year ended June 30, 2012.

99.2	ERBA Diagnostics, Inc. and Drew Scientific, Inc. pro forma financial information (pro forma combined condensed balance sheet as of June 30, 2012, pro forma combined condensed statement of operations for the twelve months ended December 31, 2011 and pro forma combined condensed statement of operations for the six months ended June 30, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2013	ERBA Diagnostics, Inc.

	By:	/s/ Kevin D. Clark
		Name:	Kevin D. Clark,
		Title:	Chief Executive Officer,
Chief Operating Officer
and President